UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2026 (April 28, 2026)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7310 N. 16th Street, Suite 135, Phoenix, AZ 85020

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SCCO	New York Stock Exchange Lima Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02     Results of Operations and Financial Condition

On April 28, 2026, Southern Copper Corporation (“SCC”) issued a press release announcing financial results for the first quarter ended on March 31, 2026. In this press release, SCC reported that on April 23, 2026, the Board of Directors authorized a quarterly cash dividend of $1.00 per share of common stock and a stock dividend of 0.0100 shares of common stock per share of common stock payable on May 29, 2026, to shareholders of record at the close of business on May 13, 2026. In lieu of fractional shares, cash will be distributed to each shareholder who would otherwise have been entitled to receive a fractional share, based on a share price of $187.45, which is the average of the high and low share price on April 23, 2026. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this report and the exhibit attached hereto are being furnished and shall not be deemed as “filed” for purposes of Section 18 of the Securities Act of 1934. Accordingly, this information will not be incorporated by reference into any registration statement or other document filed by Southern Copper Corporation pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated in such filing.

ITEM 9.01     Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press release of Southern Copper Corporation dated April 28, 2026, furnished pursuant to Item 2.02 of this Form 8- K.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

INDEX TO EXHIBITS

Exhibits

99.1	Press release of Southern Copper Corporation dated April 28, 2026, furnished pursuant to Item 2.02 of this Form 8-K.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres Carlos Ferrero
Name:	Andres Carlos Ferrero
Title:	General Counsel

Date: April 29, 2026

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